CAUSEWAY ETMF TRUST

(the “Trust”)

Causeway International Value NextShares

Causeway Global Value NextShares

(each a “Fund” and collectively the “Funds”)

SUPPLEMENT DATED APRIL 12, 2019

TO EACH FUND’S SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 25, 2019

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN EACH FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH EACH FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. CAPITALIZED TERMS NOT DEFINED HEREIN ARE AS DEFINED IN EACH FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The Board of Trustees of the Trust has approved a Plan of Liquidation for each Fund, pursuant to which each Fund will be liquidated (the “Liquidation”) on or about May 13, 2019 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales and Trading. Effective the close of business on April 15, 2019, each Fund will no longer accept Creation Unit purchase orders. The last day of secondary market trading on The NASDAQ Stock Market LLC (“NASDAQ”) in each Fund’s shares is expected to be after markets close on May 6, 2019.

Beginning when each Fund commences liquidation of its portfolio, each Fund may not pursue its respective investment objectives or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders. During the time between market close on May 6, 2019 and the Liquidation Date, because each Fund’s shares will not be traded on NASDAQ, there can be no assurance that there will be a market for the purchase or sale of the Fund’s shares.

Mechanics. In connection with the Liquidation, any shares of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business by the Trust on that date without the imposition of any customary redemption fees, as applicable. The proceeds of any such redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of each Fund has been paid or provided for. Each Fund’s investment adviser will bear all of the expenses (other than brokerage or other portfolio transaction expenses) associated with the liquidation of the Fund to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through Liquidation. It is expected that the distribution to each Fund’s shareholders of the proceeds would be paid in cash to all shareholders of record of each Fund on the Liquidation Date.

Other Alternatives. Prior to the halt of secondary market trading on NASDAQ, shareholders of a Fund may sell their shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. Prior to the Liquidation Date, Authorized Participants may continue to submit orders to each Fund for the redemption of Creation Units. See the section titled “Buying and Selling Shares” in each Prospectus.

U.S. Federal Income Tax Matters. For shares held in taxable accounts, whether you sell your shares or are automatically redeemed as described above, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. See the section titled “Taxes” in each Prospectus. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions regarding the Liquidation, please contact the Funds at 1-866-947-7000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-046-0100